[FRONT COVER PANEL]

Semiannual Report

Oppenheimer
Multi-Sector
Income Trust

April 30, 2000

[LOGOTYPE]
OppenheimerFunds®
THE RIGHT WAY TO INVEST

Dear Shareholder:

We are pleased to present this semiannual report for Oppenheimer Multi-Sector Income Trust for the six-month reporting period that ended April 30, 2000. During this period, the Trust was able to generate current income consistent with preservation of capital. In terms of actual results, the Trust delivered a six month cumulative total return at net asset value of 1.67%, which includes the changes in the net asset value and the dividends paid during that period. The six-month cumulative total return at market value was –1.95%, which includes the changes in share price on the New York Stock Exchange. The dividend return was 9.14%.1

Bond markets worldwide offered a mixed bag during the period, particularly with respect to the United States. As the domestic economy continued to expand, and many foreign economies rebounded from the global economic crisis that marked 1998 and 1999, the Federal Reserve Board grew increasingly uneasy about inflationary pressures. In fact, questioning the U.S. economy’s ability to sustain its robust growth, the Federal Reserve Board continued to raise short-term interest rates, for a total of five increases since June of 1999.

While many bond investors were prepared for these moves, they were less so for the U.S. Treasury Department’s buyback program, announced in late January of this year. This repurchase of a larger-than-expected portion of outstanding Treasury debt created an acute imbalance between supply and demand for Treasury securities, particularly on the longer end of the maturity spectrum. With long bonds already in short supply, the increased demand drove their prices up dramatically. However, as yields on these longer term bonds dipped below yields on shorter issues, inverting the yield curve, longer issues still in circulation became even more valuable.

Investment Breakdown:
Oppenheimer Multi-Sector Income Trust
as of 4/30/00:2

[GRAPHIC: PIE CHART]

• Corporate:         34.7%
• International:     32.2%
• Mortgage-Backed:   17.7%
• Money Market:       7.7%
• U.S. Government:    5.5%
• Convertible:        2.2%

By comparison, the picture in many overseas markets brightened considerably. The turnaround in the emerging markets of Asia, Eastern Europe and, to a lesser extent, Latin America, has been swift. Many developed markets stabilized, with most European economies experiencing moderate growth, while Japan showed only budding signs of recovery after nearly a decade of recession.

Because of ongoing market volatility, the Trust’s returns may fluctuate and may be less than the results shown.
For quarterly updates on the Trust’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.
1.Total returns are based on changes in net asset value and market value, respectively, per share from 10/31/99 to 4/30/00 without deducting any sales charges or brokerage costs. Such performance would have been lower if sales charges and brokerage costs were taken into account. Dividend return is determined by annualizing the April 2000 dividend of [$0.07] and dividing by the closing market price on the New York Stock Exchange of [$9.19] per share on 4/28/00 (payment date). Past performance does not guarantee future results.
2.Portfolio composition is subject to change. Chart is based on total market value of investments.

Against this backdrop, our goal during the period was to de-emphasize interest-rate sensitive securities, such as U.S. Treasuries. Even so, Treasuries continued to impact performance, albeit in a small way. For reasons detailed earlier, we emphasized longer term issues, which helped to cushion performance.

But it was our focus on the higher yielding, credit-sensitive market that actually proved most successful. In particular, we increased our exposure to high yield corporate securities, emerging-market bonds and mortgage-backed securities. This approach provided above-average income streams, which played a pivotal role in helping to offset the effects of an overall decline in the bond market.

Within that market, of the three sectors we chose to emphasize, emerging-market bonds contributed the most to performance. Consistent with our current value orientation, we purchased many of our current holdings in 1998, when they fell out of favor due to the global financial crisis. As market conditions and investor interest have continued to improve, we have become more aggressive within our emerging markets allocation. Another area where we have followed a similar strategy is in mortgage-backed securities. Although we have yet to reap rewards from this approach, we took advantage of weakness in the sector to add what we believed were compelling high quality holdings.

Unfortunately, our holdings in high yield corporate bonds provided only modest returns. Although these securities generally outperformed U.S. Treasuries during the period, they were also adversely affected by supply-and-demand factors. In addition, our weighting in the telecommunications sector hindered performance as many technology stocks participated in a broad sell-off.

Our holdings in foreign bonds from developed markets were somewhat hurt by the strength of the U.S. dollar relative to many European currencies, including the euro. Many European economies are growing at slower rates than the U.S. economy, making U.S. investments more attractive to domestic and foreign investors alike. In Japan, the relationship between the Japanese yen and the U.S. dollar has been relatively stable during the past six months. However, poor economic conditions in Japan have led to relatively unattractively low bond yields.

In our last report, we talked about a number of sophisticated quantitative models that we have adopted to help us capitalize on trends in three key risk areas: interest-rate risk, currency risk and credit risk. We are pleased with the results so far. Needless to say, we will continue to look for ways to optimize the effectiveness of these tools. Of course, we always combine quantitative analysis with our own fundamental judgment as portfolio managers, viewing these models as a valuable resource in our decision-making process.

Regardless of future economic events in the United States and around the world, we seek to continue managing the Trust in a way that takes advantage of changing relationships among the various sectors of the bond market. In other words, we will seek to invest for high income with less volatility relative to investing in any single sector alone. In fact, adhering to our long-term investment discipline is just one of the many reasons why Oppenheimer Multi-Sector Income Trust is an important part of The Right Way to Invest.

Sincerely,

[Signature of Bridget A. Macaskill]

Bridget A. Macaskill
President
Oppenheimer Multi-Sector Income Trust

May 19, 2000

Statement of Investments April 30, 2000 (Unaudited)
Oppenheimer Multi-Sector Income Trust

                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
U.S. Government Sector—5.5%
U.S. Treasury Bonds:
   6.375%, 8/15/27(1)                                                               $14,000,000        $14,315,000
   STRIPS, 5.99%, 11/15/18(2)                                                         1,100,000            355,289
                                                                                                     -------------
Total U.S. Government Sector (Cost $14,739,958)                                                         14,670,289
                                                                                                     -------------
                                                                                      Shares
                                                                                   ------------
Convertible Sector—2.2%
Preferred Stocks—2.0%
CGA Group Ltd., Series A(3)(4)                                                           46,810          1,170,250
Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable,
   Series B, Non-Vtg.(4)                                                                    250            255,625
Crown American Realty Trust, 11% Cum., Series A, Non-Vtg.                                 4,000            140,000
Dobson Communications Corp.:
   12.25% Sr. Exchangeable, Non-Vtg.(4)                                                     654            649,095
   13% Sr. Exchangeable, Non-Vtg.(4)                                                        340            348,925
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(4)                            227             68,667
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
   Series B, Non-Vtg.(5)                                                                  4,000            121,000
Global Crossing Ltd., 10.50% Sr. Exchangeable(4)                                          4,000            393,000
Intermedia Communications, Inc., 13.50% Exchangeable, Series B(4)                           876            838,770
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable
   Non-Vtg.(4)                                                                            3,030                379
Nextel Communications, Inc., 11.125% Exchangeable,
   Series E, Non-Vtg.(4)                                                                    384            371,520
NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(4)                                      9,179            452,066
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable,
   Non-Vtg.(4)                                                                               24            246,600
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(4)                               257            247,362
Star Gas Partners LP                                                                        220              3,080
                                                                                                     -------------
                                                                                                         5,306,339
                                                                                                     -------------

                                                                                       Units
                                                                                   ------------
Rights, Warrants and Certificates—0.2%
Becker Gaming, Inc. Wts., Exp. 11/15/00(3)                                               25,000                  —
CellNet Data Systems, Inc. Wts., Exp. 10/1/07(6)                                            404              1,262
CGA Group Ltd. Wts., Exp. 6/16/07(3)                                                     32,000              9,600
Clearnet Communications, Inc. Wts., Exp. 9/15/05                                            330             11,067
Concentric Network Corp. Wts., Exp. 12/15/07(3)                                             600            282,075
Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08                                          800                  —
e.spire Communications, Inc. Wts., Exp. 11/1/05                                             700              2,502
FirstWorld Communications, Inc. Wts., Exp. 4/15/08(6)                                       500             47,438

                                                                                                              3

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Rights, Warrants and Certificates (Continued)
Gothic Energy Corp. Wts.:
   Exp. 1/23/03                                                                           6,053         $        —
   Exp. 1/23/03(3)                                                                        3,455                 35
   Exp. 9/1/04(3)                                                                        10,150                  —
ICG Communications, Inc. Wts., Exp. 9/15/05                                               4,125             90,144
In-Flight Phone Corp. Wts., Exp. 8/31/02                                                    900                  —
Insilco Corp. Wts., Exp. 8/15/07(3)(6)                                                      720                  —
KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(3)                                            920              2,818
Long Distance International, Inc. Wts., Exp. 4/13/08(3)                                     400                 40
Loral Space & Communications Ltd. Wts., Exp. 1/15/07(3)                                     975             11,578
Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(3)                                           700                963
Protection One Alarm Monitoring, Inc. Wts., Exp. 6/30/05(3)                               6,400                640
Republic Technologies International LLC. Wts., Exp. 7/15/09(3)                              400                  4
WAM!NET, Inc. Wts., Exp. 3/1/05(3)                                                        1,500             17,438
Wireless One, Inc. Wts., Exp. 10/19/00(3)                                                 1,500                 15
                                                                                                     -------------
                                                                                                           477,619
                                                                                                     -------------
Total Convertible Sector (Cost $6,264,599)                                                               5,783,958
                                                                                                     -------------

                                                                                      Shares
                                                                                  -------------
Corporate Sector—34.4%
Common Stocks—0.4%
Capital Gaming International, Inc.(5)                                                        18                  —
Grant Prideco, Inc.(5)                                                                    5,000             96,250
Optel, Inc.(3)(5)                                                                           815                  8
Price Communications Corp.                                                               35,000            708,750
Weatherford International, Inc.                                                           5,000            203,125
                                                                                                     -------------
                                                                                                         1,008,133
                                                                                                     -------------

                                                                                     Principal
                                                                                      Amount
                                                                                  -------------
Corporate Bonds and Notes—33.3%
Aerospace/Defense—0.8%
BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08                              $  500,000            435,000
Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed Nts.,
   Series 1997-1, 9.80%, 1/1/01(3)                                                      500,000            460,000
Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts., Series B, 9/30/08            800,000            700,000
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                              250,000            170,000
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
   Series 1997-A, Cl. B, 6/15/04(3)                                                     397,445            401,659
                                                                                                     -------------
                                                                                                         2,166,659
                                                                                                     -------------

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Chemicals—1.2%
Georgia Gulf Corp., 10.375% Sr. Sub. Nts., 11/1/07(6)                                $  325,000         $  334,750
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr. Unsec. Disc. Nts.,
   13.08%, 12/31/09(2)                                                                1,250,000            400,000
Lyondell Chemical Co.:
   9.875% Sec. Nts., Series B, 5/1/07                                                   500,000            494,375
   10.875% Sr. Sub. Nts., 5/1/09                                                        250,000            248,125
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                             400,000            334,000
Polymer Group, Inc., 8.75% Sr. Sub. Nts., 3/1/08                                        500,000            451,250
Sterling Chemicals, Inc.:
   11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                 350,000            313,250
   12.375% Sr. Sec. Nts., Series B, 7/15/06                                             750,000            783,750
                                                                                                     -------------
                                                                                                         3,359,500
                                                                                                     -------------
Consumer Durables—0.3%
Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08                 293,000            256,375
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                  400,000            248,000
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(3)                          300,000            238,500
                                                                                                     -------------
                                                                                                           742,875
                                                                                                     -------------
Consumer Non-Durables—0.9%
AKI Holdings, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                      600,000            513,000
Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                          400,000            395,000
Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B, 10/1/03                             370,000            339,475
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08                   400,000             26,000
Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                                    775,000            561,875
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                     400,000            394,000
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08                          400,000            122,000
                                                                                                     -------------
                                                                                                         2,351,350
                                                                                                     -------------
Energy—2.1%
Chesapeake Energy Corp., 9.625% Sr. Unsec. Nts., Series B, 5/1/05                       550,000            530,750
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                     845,000            511,225
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                      400,000            358,000
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                           600,000            580,500
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(6)                     750,000            633,750
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08(3)                    380,000            241,300
Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                              790,000            744,575
R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06                                       400,000            434,000
RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06                                             500,000            528,750
Statia Terminals International NV/Statia Terminals (Canada), Inc.,
   11.75% First Mtg. Nts., Series B, 11/15/03                                           200,000            199,000
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                        535,000            505,575
Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(8)              700,000            441,000
                                                                                                     -------------
                                                                                                         5,708,425
                                                                                                     -------------

                                                                                                              5

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Corporate Bonds and Notes (Continued)
Financial—0.7%
AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                            $  400,000         $  266,000
LaBranche & Co., Inc., 12% Sr. Sub. Nts., 3/1/07(6)                                     250,000            243,750
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08         865,000            741,737
Sovereign Bancorp, Inc., 10.50% Sr. Unsec. Nts., 11/15/06                               300,000            297,750
Veritas Capital Trust, 10% Nts., 1/1/28                                                 525,000            248,062
                                                                                                     -------------
                                                                                                         1,797,299
                                                                                                     -------------
Food & Drug—0.5%
Family Restaurants, Inc., 9.75% Sr. Nts., 2/1/02                                        300,000            133,500
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                            600,000            504,000
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                      775,000            713,000
Pathmark Stores, Inc., 12.625% Sub. Nts., 6/15/02                                       200,000             60,000
                                                                                                     -------------
                                                                                                         1,410,500
                                                                                                     -------------
Food/Tobacco—0.7%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                               200,000            110,000
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(8)                    327,000            240,345
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06                          500,000            495,000
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                             650,000            529,750
Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10(3)(5)(7)                           100,000             28,500
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                            400,000            352,000
                                                                                                     -------------
                                                                                                         1,755,595
                                                                                                     -------------
Forest Products/Containers—1.3%
Ball Corp.:
   7.75% Sr. Unsec. Nts., 8/1/06                                                        300,000            285,000
   8.25% Sr. Unsec. Sub. Nts., 8/1/08                                                   400,000            379,000
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                                        250,000            224,375
Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                         300,000            303,750
Riverwood International Corp.:
   10.25% Sr. Nts., 4/1/06                                                              600,000            595,500
   10.625% Sr. Unsec. Nts., 8/1/07                                                      450,000            452,250
   10.875% Sr. Sub. Nts., 4/1/08                                                        400,000            386,000
SD Warren Co., 14% Unsec. Nts., 12/15/06(4)                                             556,199            609,038
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                               250,000            268,750
                                                                                                     -------------
                                                                                                         3,503,663
                                                                                                     -------------
Gaming/Leisure—1.5%
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(5)(7)                5,500                  —
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                         435,000            386,062
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                                 800,000            718,000
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                   1,000,000            977,500
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09                     500,000            475,000

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Gaming/Leisure (Continued)
Premier Parks, Inc.:
   0%/10% Sr. Disc. Nts., 4/1/08(8)                                                  $  500,000         $  331,875
   9.25% Sr. Nts., 4/1/06                                                               300,000            282,750
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                                  440,000            412,500
Station Casinos, Inc.:
   9.75% Sr. Sub. Nts., 4/15/07                                                         300,000            301,500
   10.125% Sr. Sub. Nts., 3/15/06                                                       200,000            205,000
                                                                                                     -------------
                                                                                                         4,090,187
                                                                                                     -------------
Healthcare—0.8%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                            600,000            529,500
ICN Pharmaceutical, Inc., 9.75% Sr. Nts., 11/15/08(6)                                   415,000            388,025
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                               250,000            166,250
Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05                                 250,000            248,750
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                                   750,000            722,813
                                                                                                     -------------
                                                                                                         2,055,338
                                                                                                     -------------
Housing—0.4%
Nortek, Inc.:
   9.125% Sr. Nts., Series B, 9/1/07                                                    420,000            390,600
   9.25% Sr. Nts., Series B, 3/15/07                                                    600,000            562,500
                                                                                                     -------------
                                                                                                           953,100
                                                                                                     -------------
Information Technology—0.7%
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                                    400,000            376,000
Fairchild Semiconductor International, Inc., 10.375% Sr. Unsec. Nts., 10/1/07           500,000            503,750
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08                  185,000            171,125
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07(3)                                        800,000            884,000
                                                                                                     -------------
                                                                                                         1,934,875
                                                                                                     -------------
Manufacturing—1.6%
Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08                                               150,000            115,125
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                                 400,000            394,000
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(3)                                   700,000            269,500
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                      350,000            297,500
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                        250,000            106,250
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                      600,000            459,000
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07                                               800,000            760,000
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05                  700,000            728,000
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                              280,000             91,000
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07            500,000            462,500
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08(3)                                     100,000             88,750
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(1)(3)                                525,000            496,125
                                                                                                     -------------
                                                                                                         4,267,750
                                                                                                     -------------

                                                                                                            7

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Corporate Bonds and Notes (Continued)
Media/Entertainment: Broadcasting—1.6%
Chancellor Media Corp.:
   8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                                     $  700,000         $  703,500
   9% Sr. Unsec. Sub. Nts., 10/1/08                                                     800,000            814,000
   10.50% Sr. Sub. Nts., Series B, 1/15/07                                              735,000            791,963
Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                               300,000            273,750
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09              600,000            568,500
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(9)                                 700,000            745,500
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                                 300,000            268,125
                                                                                                     -------------
                                                                                                         4,165,338
                                                                                                     -------------
Media/Entertainment: Cable/Wireless Video—1.7%
Adelphia Communications Corp.:
   8.125% Sr. Nts., Series B, 7/15/03                                                   250,000            237,500
   8.375% Sr. Nts., Series B, 2/1/08                                                    100,000             90,000
   9.875% Sr. Nts., Series B, 3/1/07                                                    565,000            552,288
Charter Communications Holdings LLC/Charter Communications
   Holdings Capital Corp.:
   0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(8)                                            500,000            276,250
   8.625% Sr. Unsec. Nts., 4/1/09                                                       500,000            439,375
Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10(6)                                    300,000            297,000
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                                       500,000            512,500
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                    1,705,000          1,662,375
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
   Series B, 2/15/08(8)                                                                 600,000            393,000
                                                                                                     -------------
                                                                                                         4,460,288
                                                                                                     -------------
Media/Entertainment: Diversified Media—1.2%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(8)                             1,500,000            873,750
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                             500,000            275,000
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                                    500,000            475,000
Mail-Well Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                         325,000            284,375
Regal Cinemas, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/15/10                              600,000            225,000
SFX Entertainment, Inc., 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                  600,000            603,000
WRC Media Corp., Units (each unit consists of $1,000 principal amount of 12.75% sr. sub. nts., 11/15/09 and one warrant to purchase
   1.353 shares of common stock)(6)(10)                                                 500,000            476,250
                                                                                                     -------------
                                                                                                         3,212,375
                                                                                                     -------------

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Media/Entertainment: Telecommunications—6.1%
Colo.Com, Units (each unit consists of $1,000 principal
   amount of 13.875% sr. nts., 3/15/10 and one warrant to purchase
   19.9718 shares of common stock at $.01 per share)(6)(10)                          $  300,000         $  307,500
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                              495,000            532,125
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(8)                  700,000            430,500
Equinix, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. nts., 12/1/07 and one warrant to purchase 11.255 shares
   of common stock)(6)(10)                                                              400,000            418,000
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08                                    765,000            778,388
FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(8)                      250,000            113,750
Focal Communications Corp.:
   0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(8)                                         100,000             65,500
   11.875% Sr. Nts., 1/15/10(6)                                                         600,000            603,750
Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08                                          100,000             98,500
Global Telesystems Group, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(6)(EUR)                500,000            410,085
Globix Corp., 12.50% Sr. Nts., 2/1/10(6)                                                500,000            442,500
ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(8)               480,000            247,200
Intermedia Communications, Inc.:
   0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(8)                                        500,000            302,500
   8.50% Sr. Nts., Series B, 1/15/08                                                    700,000            640,500
   8.60% Sr. Unsec. Nts., Series B, 6/1/08                                              300,000            274,500
ITC Deltacom, Inc., 8.875% Sr. Nts., 3/1/08                                             500,000            462,500
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(8)                 700,000            347,375
Level 3 Communications, Inc.:
   0%/10.50% Sr. Disc. Nts., 12/1/08(8)                                                 250,000            143,750
   9.125% Sr. Unsec. Nts., 5/1/08                                                       250,000            218,750
   11.25% Sr. Nts., 3/15/10(6)                                                          500,000            480,000
Metromedia Fiber Network, Inc.:
   10% Sr. Nts., 12/15/09                                                               250,000            239,375
   10% Sr. Unsec. Nts., Series B, 11/15/08                                              600,000            573,000
MGC Communications, Inc./Mpower Communications Corp.,
   13% Sr. Nts., 4/1/10(6)                                                              600,000            555,000
NEXTLINK Communications, Inc.:
   9% Sr. Nts., 3/15/08                                                                 250,000            227,500
   9.625% Sr. Nts., 10/1/07                                                             500,000            470,000
   10.75% Sr. Unsec. Nts., 11/15/08                                                     600,000            591,000
   10.75% Sr. Unsec. Nts., 6/1/09                                                       500,000            493,750
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(6)                         300,000            268,500
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05(7)                                         250,000            198,750

                                                                                                         9

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Corporate Bonds and Notes (Continued)
Media/Entertainment: Telecommunications (Continued)
PSINet, Inc.:
   10% Sr. Unsec. Nts., Series B, 2/15/05                                            $  400,000        $   356,000
   10.50% Sr. Nts., 12/1/06(6)(EUR)                                                     500,000            416,920
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                           1,000,000            895,000
Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts., 2/15/10(6)                           600,000            534,000
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                                200,000            173,000
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                        500,000            492,500
Verio, Inc.:
   10.375% Sr. Unsec. Nts., 4/1/05                                                      645,000            620,813
   11.25% Sr. Unsec. Nts., 12/1/08                                                      500,000            495,000
   13.50% Sr. Unsec. Nts., 6/15/04                                                      165,000            174,488
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                                             195,000            178,425
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(8)                     500,000            277,500
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(6)                               700,000            672,000
Worldwide Fiber, Inc., 12% Sr. Unsec. Sub. Nts., 8/1/09                                 200,000            186,000
                                                                                                     -------------
                                                                                                        16,406,194
                                                                                                     -------------
Media/Entertainment: Wireless Communications—3.3%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                                      100,000             81,000
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(5)(7)(8)                     554,000             42,935
Crown Castle International Corp.:
   0%/10.375% Sr. Disc. Nts., 5/15/11(8)                                                550,000            332,750
   0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(8)                                        800,000            584,000
ICO Global Communications (Holdings) Ltd., Units (each unit
   consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and
   one warrant to purchase 19.85 shares of common stock)(5)(7)(10)                      400,000            234,000
Leap Wireless International, Inc., Units (each unit consists of
   12.50% sr. nts., 4/15/10 and one warrant to purchase 5.146 shares
   of common stock)(6)(10)                                                              400,000            387,500
Microcell Telecommunications, Inc., 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(8)             750,000            483,750
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(8)                 205,000            173,225
Nextel Communications, Inc.:
   0%/9.75% Sr. Disc. Nts., 10/31/07(8)                                                 250,000            180,625
   9.375% Sr. Unsec. Nts., 11/15/09                                                     200,000            192,000
Omnipoint Corp.:
   11.50% Sr. Nts., 9/15/09(3)                                                          200,000            215,000
   11.625% Sr. Nts., 8/15/06                                                            300,000            319,500
   11.625% Sr. Nts., Series A, 8/15/06                                                1,200,000          1,278,000
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04(3)                       175,000            160,125
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(8)                     1,150,000            442,750
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(8)                       900,000            598,500

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Media/Entertainment: Wireless Communications (Continued)
Price Communications Wireless, Inc., 11.75% Sr. Sub. Nts., 7/15/07                   $  100,000         $  108,500
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                           700,000            679,000
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(8)                     1,300,000            903,500
Spectrasite Holdings, Inc.:
   0%/12% Sr. Disc. Nts., 7/15/08(8)                                                    600,000            375,000
   10.75% Sr. Nts., 3/15/10(6)                                                          250,000            247,500
VoiceStream Wireless Corp., 10.375% Sr. Nts., 11/15/09(6)                             1,000,000          1,020,000
                                                                                                     -------------
                                                                                                         9,039,160
                                                                                                     -------------
Metals/Minerals—1.0%
AK Steel Corp.:
   7.875% Sr. Unsec. Nts., 2/15/09                                                      500,000            460,000
   9.125% Sr. Nts., 12/15/06                                                            400,000            394,500
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                       800,000            712,000
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(8)                        1,000,000            265,000
Metallurg, Inc., 11% Sr. Nts., 12/1/07                                                  200,000            164,000
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                        600,000            541,500
Republic Technologies International, LLC/RTI Capital Corp.,
   13.75% Sr. Sec. Nts., 7/15/09                                                        400,000             94,000
                                                                                                     -------------
                                                                                                         2,631,000
                                                                                                     -------------
Retail—0.3%
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                              500,000            447,500
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                      300,000            271,500
                                                                                                     -------------
                                                                                                           719,000
                                                                                                     -------------
Service—1.0%
Allied Waste North America, Inc.:
   7.625% Sr. Nts., Series B, 1/1/06                                                    250,000            186,250
   7.875% Sr. Unsec. Nts., Series B, 1/1/09                                             200,000            144,000
   10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                           400,000            273,000
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(8)                                 150,000             18,750
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                        400,000            190,000
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                               200,000            107,000
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                              600,000            471,750
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09(3)                      250,000            226,875
Protection One, Inc., 7.375% Sr. Unsec. Nts., 8/15/05                                   800,000            556,000
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09                                       50,000              1,750
United Rentals, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                     500,000            453,750
US Unwired, Inc., 0%/13.375% Sr. Disc. Nts., 11/1/09(6)(8)                               50,000             28,250
                                                                                                     -------------
                                                                                                         2,657,375
                                                                                                     -------------

                                                                                                    11

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Corporate Bonds and Notes (Continued)
Transportation—3.1%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                                $ 1,000,000         $  967,500
Amtran, Inc.:
   10.50% Sr. Nts., 8/1/04                                                              850,000            769,250
   10.50% Sr. Nts., 8/1/04(6)                                                           600,000            543,000
Atlas Air, Inc.:
   9.25% Sr. Nts., 4/15/08                                                              675,000            624,375
   9.375% Sr. Unsec. Nts., 11/15/06                                                     800,000            764,000
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                                      600,000            489,000
General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04(GBP)                    245,000            382,993
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                   610,000            625,250
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07(6)           750,000            318,750
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07                600,000            561,000
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08                                           500,000            325,000
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                              600,000            384,000
Transtar Holdings LP/Transtar Capital Corp., 13.375% Sr. Disc. Nts.,
   Series B, 12/15/03                                                                 1,500,000          1,548,750
                                                                                                     -------------
                                                                                                         8,302,868
                                                                                                     -------------
Utility—0.5%
Azurix Corp., 10.75% Sr. Nts., 2/15/10(6)                                               500,000            505,000
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                      470,000            487,626
ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds, Series B, 12/30/11                   500,000            425,212
                                                                                                     -------------
                                                                                                         1,417,838
                                                                                                     -------------
                                                                                                        89,108,552
                                                                                                     -------------
Loan Participations—0.7%
Shoshone Partners Loan Trust Sr. Nts., 7.799%, 4/28/02
   (representing a basket of reference loans and a total return
   swap between Chase Manhattan Bank and the Trust)(3)(9)                             2,500,000          2,033,557
                                                                                                     -------------
Total Corporate Sector (Cost $103,376,229)                                                              92,150,242
                                                                                                     -------------

International Sector—32.0%
Corporate Bonds and Notes—12.2%
Energy—0.6%
Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05                                 1,000,000            985,000
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                       700,000            570,500
                                                                                                     -------------
                                                                                                         1,555,500
                                                                                                     -------------

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Financial—4.8%
AB Spintab, 5.50% Bonds, Series 169, 9/17/03(SEK)                                     3,900,000        $   431,002
Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/1999(3)(5)(7)(IDR)           3,160,000,000             59,811
Eurofima, 7.50% Sr. Unsec. Unsub. Nts., 11/4/02(DEM)                                    770,000            379,206
Hanvit Bank:
   0%/12.75% Unsec. Sub. Nts., 3/1/10(6)(8)                                             765,000            774,562
   0%/12.75% Unsec. Sub. Nts., 3/1/10(8)                                                270,000            273,375
International Bank for Reconstruction and Development,
   4.50% Unsec. Unsub. Bonds, 6/20/00(JPY)                                        1,150,000,000         10,708,328
PT Polysindo Eka Perkasa:
   20% Nts., 3/6/00(5)(7)(IDR)                                                    3,000,000,000             49,211
   24% Nts., 6/19/03(5)(7)(IDR)                                                   1,314,400,000             21,561
SanLuis Corp., SA de CV, 8.875% Sr. Unsec. Nts., 3/18/08                                176,000            160,160
                                                                                                     -------------
                                                                                                        12,857,216
                                                                                                     -------------
Food/Tobacco—0.2%
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07                  565,000            443,525

Forest Products/Containers—0.3%
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                                          200,000            177,000
Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts., 4/15/05               600,000            568,500
                                                                                                     -------------
                                                                                                           745,500
                                                                                                     -------------
Gaming/Leisure—0.3%
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                800,000            768,000

Media/Entertainment: Cable/Wireless Video—2.5%
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(8)               1,600,000          1,512,000
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                           200,000            190,000
NTL Communications Corp.:
   0%/9.78% Sr. Nts., 11/15/09(6)(8)(EUR)                                               750,000            395,561
   0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(8)                                   1,500,000            986,250
   9.875% Sr. Nts., 11/15/09(6)(EUR)                                                    500,000            439,702
   11.50% Sr. Unsec. Nts., Series B, 10/1/08                                            500,000            510,000
NTL, Inc., 10% Sr. Nts., Series B, 2/15/07                                              550,000            536,250
Telewest Communications plc:
   0%/9.25% Sr. Nts., 4/15/09(6)(8)                                                     250,000            143,125
   0%/9.875% Sr. Nts., 4/15/09(6)(8)(GBP)                                               450,000            410,173
   0%/11% Sr. Disc. Debs., 10/1/07(8)                                                   500,000            472,500
   11.25% Sr. Nts., 11/1/08                                                           1,035,000          1,066,050
                                                                                                     -------------
                                                                                                         6,661,611
                                                                                                     -------------

                                                                                               13

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Corporate Bonds and Notes (Continued)
Media/Entertainment: Diversified Media—0.5%
Imax Corp., 7.875% Sr. Nts., 12/1/05(3)                                              $  700,000         $  640,500
IPC Magazines Group plc, 0%/10.75% Bonds, 3/15/08(8)(GBP)                               800,000            697,901
                                                                                                     -------------
                                                                                                         1,338,401
                                                                                                     -------------
Media/Entertainment: Telecommunications—2.8%
360networks, Inc.:
   13% Sr. Unsec. Nts., 5/1/08(6)                                                       400,000            395,000
   13% Sr. Unsec. Nts., 5/1/08(6)(EUR)                                                  600,000            539,945
COLT Telecom Group plc:
   0%/12% Sr. Unsec. Disc. Nts., 12/15/06(8)                                            100,000             86,750
   Units (each unit consists of $1,000 principal amount of
   0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
   7.8 ordinary shares)(8)(10)                                                          900,000          1,089,000
FLAG Telecom Holdings Ltd., 11.625% Sr. Nts., 3/30/10(6)                                400,000            372,000
Jazztel plc, 13.25% Sr. Nts., 12/15/09(6)(EUR)                                        1,250,000          1,136,277
Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09(EUR)                                     550,000            525,023
RSL Communications plc:
   10.50% Sr. Unsec. Nts., 11/5/08                                                      500,000            417,500
   12.875% Sr. Unsec. Nts., 3/1/10(6)                                                 1,000,000            960,000
Tele1 Europe BV, 11.875% Sr. Nts., 12/1/09(6)(EUR)                                      425,000            390,207
United Pan-Europe Communications NV:
   0%/13.75% Sr. Disc. Nts., 2/1/10(6)(8)                                             1,000,000            485,000
   10.875% Sr. Nts., 8/1/09(EUR)                                                        750,000            637,340
Versatel Telecom International NV:
   11.25% Sr. Nts., 3/30/10(6)(EUR)                                                     400,000            358,141
   11.875% Sr. Nts., 7/15/09(EUR)                                                       250,000            231,242
                                                                                                     -------------
                                                                                                         7,623,425
                                                                                                     -------------
Media/Entertainment: Wireless Communications—0.1%
Polska Telefoniz Cyfrowa International Financial II SA,
   11.25% Sr. Sub. Nts., 12/1/09(6)(EUR)                                                400,000            374,544

Metals/Minerals—0.1%
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                    200,000            167,000

Transportation—0.0%
Pacific & Atlantic Holdings, Inc., 10.50% Sec. Nts., 12/31/07(3)                        117,187             76,757
                                                                                                     -------------
                                                                                                        32,611,479
                                                                                                     -------------
Foreign Government Obligations—18.6%
Argentina—1.2%
Argentina (Republic of) Bonds:
   12%, 2/1/20                                                                          755,000            742,769
   12.125%, 2/25/19                                                                     165,000            162,937

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Argentina (Continued)
Argentina (Republic of) Bonds: (Continued)
   Bonos de Consolidacion de Deudas, Series I, 2.951%, 4/1/07(9)(ARP)                     2,257         $    1,659
   Series PRE3, 2.951%, 9/1/02(9)(ARP)                                                  198,530            178,545
Argentina (Republic of) Disc. Bonds, 6.875%, 3/31/23(9)                                  89,000             75,984
Argentina (Republic of) Global Unsec. Unsub. Bonds,
   Series BGL5, 11.375%, 1/30/17                                                        465,000            442,912
Argentina (Republic of) Nts., 11%, 12/4/05                                              560,000            549,640
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts.,
   8.75%, 7/10/02(ARP)                                                                  578,000            533,289
Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09                              415,000            408,567
                                                                                                     -------------
                                                                                                         3,096,302
                                                                                                     -------------
Brazil—3.2%
Brazil (Federal Republic of) Bonds, Series 15 yr., 7.437%, 4/15/09(9)                     1,000                822
Brazil (Federal Republic of) Debt Conversion Bonds:
   Series 18 yr., 7.437%, 4/15/12(9)                                                  1,683,000          1,215,967
   Series 20 yr., 6.916%, 4/15/14                                                       942,028            678,261
   Series D, 7.437%, 4/15/12(9)                                                         820,000            592,450
Brazil (Federal Republic of) Eligible Interest Bonds,
   7.375%, 4/15/06(9)                                                                 1,717,710          1,537,350
Brazil (Federal Republic of) Unsub. Bonds, 14.50%, 10/15/09                           4,317,000          4,558,752
                                                                                                     -------------
                                                                                                         8,583,602
                                                                                                     -------------
Canada—0.7%
Canada (Government of) Bonds:
   7%, 12/1/06(CAD)                                                                   1,115,000            783,834
   Series J24, 10.25%, 2/1/04(CAD)                                                    1,500,000          1,144,989
                                                                                                     -------------
                                                                                                         1,928,823
                                                                                                     -------------
Colombia—0.3%
Colombia (Republic of) Unsec. Unsub. Bonds, 7.625%, 2/15/07                             430,000            312,825
Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06                                 570,000            457,425
                                                                                                     -------------
                                                                                                           770,250
                                                                                                     -------------
Denmark—0.1%
Nykredit AS, 7% Cv. Bonds, 10/1/29(DKK)                                               3,035,000            369,290

Finland—0.2%
Finland (Republic of) Bonds, 9.50%, 3/15/04(EUR)                                        500,000            524,784

France—0.2%
France (Government of) Obligations Assimilables du Tresor Bonds,
   5.50%, 4/25/10(EUR)                                                                  545,000            500,299

                                                                                                    15

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Foreign Government Obligations (Continued)
Germany—0.9%
Germany (Republic of) Bonds:
   6.25%, 3/4/04(EUR)                                                                   160,000         $  152,063
   Series 95, 6.50%, 10/14/05(EUR)                                                      375,799            363,596
   Series 95, 7.375%, 1/3/05(EUR)                                                       890,000            885,188
   Series 97, 6%, 1/4/07(EUR)                                                           220,000            208,646
   Series 125, 5%, 11/12/02(EUR)                                                        850,000            778,478
                                                                                                     -------------
                                                                                                         2,387,971
                                                                                                     -------------
Great Britain—0.5%
United Kingdom Treasury Bonds, 9%, 10/13/08(GBP)                                        670,000          1,293,221

Greece—0.2%
Hellenic (Republic of) Bonds, 8.60%, 3/26/08(GRD)                                   207,200,000            646,679

Hungary—0.3%
Hungary (Government of) Bonds, Series 01/H, 13.50%, 6/12/01(HUF)                    219,660,000            801,289

Italy—1.5%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
   6.75%, 2/1/07(EUR)                                                                 2,180,000          2,134,638
   8.75%, 7/1/06(EUR)                                                                 1,700,000          1,820,322
                                                                                                     -------------
                                                                                                         3,954,960
                                                                                                     -------------
Ivory Coast—0.0%
Ivory Coast (Government of) Past Due Interest Bonds,
   Series F, 1.90%, 3/29/18(7)(FRF)                                                   4,569,500            107,920

Japan—0.6%
Japan (Government of) 10 yr. Bonds:
   Series 135, 7.20%, 12/20/00(JPY)                                                  26,200,000            252,630
   Series 136, 6.90%, 12/20/00(JPY)                                                 134,500,000          1,293,042
                                                                                                     -------------
                                                                                                         1,545,672
                                                                                                     -------------
Jordan—0.0%
Hashemite (Kingdom of Jordan) Disc. Bonds, 7%, 12/23/23(9)                              125,000             99,063

Mexico—1.7%
United Mexican States Bonds:
   11.375%, 9/15/16                                                                   1,750,000          1,984,500
   Series A, 7.313%, 12/31/19(9)                                                        795,000            781,088
United Mexican States Collateralized Fixed Rate Par Bonds:
   Series W-A, 6.25%, 12/31/19                                                          415,000            342,375
   Series W-B, 6.25%, 12/31/19                                                          227,000            187,275

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Mexico (Continued)
United Mexican States Disc. Bonds:
   Series B, 6.942%, 12/31/19(9)                                                     $  430,000         $  422,072
   Series C, 6.836%, 12/31/19(9)                                                        430,000            422,475
United Mexican States Nts., 9.875%, 2/1/10                                              375,000            387,188
                                                                                                     -------------
                                                                                                         4,526,973
                                                                                                     -------------
Norway—0.4%
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)                                   10,245,000          1,218,590

Panama—0.3%
Panama (Republic of) Interest Reduction Bonds, 4.25%, 7/17/14(9)                        360,000            284,400
Panama (Republic of) Past Due Interest Debs., 6.381%, 7/17/16(9)                        708,555            572,159
                                                                                                     -------------
                                                                                                           856,559
                                                                                                     -------------
Peru—0.7%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
   3.75%, 3/7/17(9)                                                                   3,090,000          1,892,625

Philippines—0.1%
Philippines (Republic of) Unsec. Bonds, 9.875%, 1/15/19                                 340,000            301,750

Poland—0.7%
Poland (Republic of) Bonds:
   12%, 6/12/01(PLZ)                                                                  3,902,000            824,299
   13%, 2/12/01(PLZ)                                                                    358,000             77,089
   Series 0205, 8.50%, 2/12/05(PLZ)                                                   3,339,000            614,067
   Series 1000, 13%, 10/12/00(PLZ)                                                      290,000             63,325
   Series 1201, Zero Coupon, 13.83%, 12/21/01(2)(PLZ)                                 1,200,000            206,300
                                                                                                     -------------
                                                                                                         1,785,080
                                                                                                     -------------
Russia—2.6%
Russia (Government of) Debs., 12/15/15(5)(7)                                          1,293,840            359,041
Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(5)(7)            8,564,000          2,355,100
Russia (Government of) Unsec. Bonds, 11%, 7/24/18                                     1,772,000          1,271,410
Russian Federation Bonds, 2.25%, 3/31/30(9)(11)                                       2,400,000            805,500
Russian Federation Unsec. Unsub. Nts.:
   8.75%, 7/24/05                                                                       164,000            116,850
   10%, 6/26/07                                                                       1,610,000          1,155,175
   12.75%, 6/24/28                                                                    1,004,000            818,260
                                                                                                     -------------
                                                                                                         6,881,336
                                                                                                     -------------
Sweden—1.2%
Sweden (Kingdom of) Bonds, Series 1034, 9%, 4/20/09(SEK)                             22,900,000          3,191,542

                                                                                               17

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Foreign Government Obligations (Continued)
Turkey—0.2%
Turkey (Republic of) Sr. Unsec. Unsub. Nts., 11.875%, 1/15/30                       $   545,000         $  591,352

Venezuela—0.8%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27                                           137,000             87,468
Venezuela (Republic of) Disc. Bonds, Series DL, 7%, 12/18/07(9)                       1,022,476            802,644
Venezuela (Republic of) New Money Bonds, Series A, 7.125%, 12/18/05(9)                1,439,999          1,136,700
                                                                                                     -------------
                                                                                                         2,026,812
                                                                                                     -------------
                                                                                                        49,882,744
                                                                                                     -------------
Loan Participations—0.5%
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
   Tranche 1, 7.188%, 9/4/06(3)(9)                                                      344,272            278,000
Algeria (Republic of) Trust III Nts., Tranche 3:
   1%, 3/4/10(3)(9)(JPY)                                                             22,654,000            124,196
   7.188%, 3/4/10(3)(9)                                                                 598,000            453,732
Morocco (Kingdom of) Loan Participation Agreement,
   Tranche A, 6.844%, 1/1/09(3)(9)                                                      385,000            344,575
Trinidad & Tobago Loan Participation Agreement,
   Tranche B, 1.058%, 9/30/00(3)(9)(JPY)                                             11,999,999            101,041
                                                                                                     -------------
                                                                                                         1,301,544
                                                                                                     -------------

                                                                                      Units
                                                                                 --------------
Rights, Warrants and Certificates—0.1%
Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp. 5/15/00(3)                       80                  —
Mexico Value Rts., Exp. 6/30/03                                                         646,000                  —
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(6)                                   2,800            238,000
                                                                                                     -------------
                                                                                                           238,000
                                                                                                     -------------

                                                                                    Principal
                                                                                     Amount
                                                                                 --------------
Structured Instruments—0.6%
Citibank NA (Nassau Branch), Mexican Peso Linked Nts.,
   18.70%, 3/3/03(MXN)                                                                6,658,621            678,488
Citibank NA, Polish Zloty Linked Nts., 16.10%, 11/3/00(PLZ)                           2,621,667            574,293
ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts., 4/19/01                      3,400            313,106
                                                                                                     -------------
                                                                                                         1,565,887
                                                                                                     -------------

                                                 Date             Strike            Contracts
                                               --------        -------------     --------------
Options Purchased—0.0%
Australian Dollar Call                          7/3/00             0.630(AUD)           630,000                435
South Korean Won Call                           6/1/00          1100.000(KRW)     1,573,000,000              4,514
                                                                                                     -------------
                                                                                                             4,949
                                                                                                     -------------
Total International Sector (Cost $89,766,382)                                                           85,604,603
                                                                                                     -------------

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Mortgage-Backed Sector—17.6%
Government Agency—13.6%
FHLMC/FNMA/Sponsored—13.0%
Federal Home Loan Mortgage Corp., 8%, 5/15/27(11)                                   $ 3,500,000        $ 3,499,440
Federal Home Loan Mortgage Corp., Certificates of Participation,
   12%, 5/1/10-10/1/14                                                                  847,597            921,798
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
   Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24               534,000            495,782
Federal Home Loan Mortgage Corp., Interest-Only Stripped
   Mtg.-Backed Security:
   Series 197, Cl. IO, 11.248%, 4/1/28(12)                                            4,444,439          1,411,457
   Series 199, Cl. IO, 18.28%, 8/1/28(12)                                            12,388,413          4,070,755
Federal National Mortgage Assn.:
   6.50%, 1/1/29                                                                     11,144,991         10,412,543
   7.50%, 6/1/10-9/1/29                                                              12,461,191         12,206,632
   11%, 7/1/16                                                                          339,151            369,000
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through Certificates,
   13%, 6/1/15(13)(14)                                                                  616,934            696,747
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
   Conduit Pass-Through Certificates, Trust 1995-4, Cl. PC, 8%, 5/25/25                 664,690            669,050
                                                                                                     -------------
                                                                                                        34,753,204
                                                                                                     -------------
GNMA/Guaranteed—0.6%
Government National Mortgage Assn.:
   6.625%, 7/20/27                                                                      284,376            286,242
   7%, 1/15/28-3/15/28                                                                  790,079            760,255
   11%, 10/20/19                                                                        227,898            245,442
   12%, 11/20/13-9/20/15                                                                239,826            264,049
                                                                                                     -------------
                                                                                                         1,555,988
                                                                                                     -------------
Private—4.0%
Commercial—1.7%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
   Series 1996-D3, Cl. A5, 8.331%, 10/13/26(9)                                          500,000            466,562
Capital Lease Funding Securitization LP, Interest-Only Stripped
   Mtg.-Backed Security, Series 1997-CTL1, 11.338%, 6/22/24(3)(12)                   10,496,934            387,074
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
   Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 25.531%, 12/25/20(3)(12)           10,006,263            125,078
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates,
   Series 1997-C1, Cl. E, 7.50%, 3/1/11(3)                                              710,000            631,900
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
   Series 1997-CHL1, Cl. C, 7.993%, 7/25/06(3)(9)                                       800,000            730,500
First Union-Lehman Brothers Commercial Mortgage Trust,
   Commercial Mtg. Pass-Through Certificates, Series 1997-C2,
   Cl. F, 7.50%, 9/18/15                                                                600,000            443,437

                                                                                                    19

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust
                                                                                     Principal        Market Value
                                                                                      Amount           See Note 1
                                                                                   ------------      -------------
Private (Continued)
Commercial (Continued)
GMAC Commercial Mtg. Securities, Inc., Mtg. Pass-Through Certificates,
   Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
   Cl. X, 8.427%, 7/15/27(12)                                                       $ 3,303,565         $  253,962
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
   Series 1996-C1, Cl. D, 7.42%, 4/25/28                                                800,000            762,563
NationsCommercial Corp., NB Commercial Mtg. Pass-Through Certificates,
   Series DMC:
   Cl. B, 8.562%, 8/12/11(3)                                                            400,000            354,375
   Cl. C, 8.921%, 8/12/11(3)                                                            400,000            351,000
                                                                                                    --------------
                                                                                                         4,506,451
                                                                                                    --------------
Residential—2.3%
Residential Asset Securitization Trust, Collateralized Mtg. Obligations,
   Non-Accelerated Security, Series 1997-A2, Cl. A8, 7.75%, 4/25/27                   2,000,000          1,940,000
Salomon Brothers Mortgage Securities VII, Commercial Mtg. Pass-Through
   Certificates, Series 1996-B, Cl. 1, 6.792%, 4/25/26(3)                             1,270,074            833,486
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
   Series 1999-1, 10%, 8/25/28(3)                                                     3,555,406          3,512,075
                                                                                                    --------------
                                                                                                         6,285,561
                                                                                                    --------------
Total Mortgage-Backed Sector (Cost $48,020,261)                                                         47,101,204
                                                                                                    --------------

Money Market Sector—7.6%
Short-Term Notes—4.1%
Heller Financial, Inc., 6.13%, 6/9/00                                                 5,000,000          4,966,823
Tyco International Group:
   6%, 6/20/00                                                                        1,000,000            991,333
   6.22%, 6/23/00                                                                     5,000,000          4,954,214
                                                                                                    --------------
                                                                                                        10,912,370
                                                                                                    --------------
Repurchase Agreements—3.5%
Repurchase agreement with Paine Webber, Inc., 5.70%, dated
   4/28/00, to be repurchased at $9,404,465 on 5/1/00, collateralized by U.S. Treasury Nts., 5.625%-7.875%, 5/15/01-5/15/08, with a value of $639,642 and U.S. Treasury Bonds, 12%, 8/15/13,
   with a value of $8,983,425                                                         9,400,000          9,400,000
                                                                                                    --------------
Total Money Market Sector (Cost $20,312,370)                                                            20,312,370
                                                                                                    --------------

Total Investments, at Value (Cost $282,479,799)                                            99.3%       265,622,666
Other Assets Net of Liabilities                                                             0.7          1,908,356
                                                                                  -------------     --------------
Net Assets                                                                                100.0%      $267,531,022
                                                                                  =============     ==============

Statement of Investments (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

                    ARP—Argentine Peso                       HUF—Hungarian Forint
                    AUD—Australian Dollar                    IDR—Indonesian Rupiah
                    CAD—Canadian Dollar                      JPY—Japanese Yen
                    DEM—German Mark                          KRW—South Korean Won
                    DKK—Danish Krone                         MXN—Mexican Nuevo Peso
                    EUR—euro                                 NOK—Norwegian Krone
                    FRF—French Franc                         PLZ—Polish Zloty
                    GBP—British Pound Sterling               SEK—Swedish Krona
                    GRD—Greek Drachma

1. Securities with an aggregate market value of $13,969,735 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
3. Identifies issues considered to be illiquid or restricted—See Note 8 of Notes to Financial Statements.
4. Interest or dividend is paid in kind.
5. Non-income-producing security.
6. Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,992,717 or 6.73% of the Trust’s net assets as of April 30, 2000.
7. Issuer is in default.
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9. Represents the current interest rate for a variable or increasing rate security.
10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units that represent debt securities, principal amount disclosed represents total underlying principal.
11. When-issued security to be delivered and settled after April 30, 2000.
12. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
13. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                Contracts      Expiration      Exercise       Premium      Market Value
                              Subject to Put      Date           Price        Received      See Note 1
-------------------------------------------------------------------------------------------------------------
Australian Dollar Put             630,000        7/3/00          0.583         $2,782         $6,262

14. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities April 30, 2000 (Unaudited)
Oppenheimer Multi-Sector Income Trust

ASSETS
Investments, at value (cost $282,479,799)—see accompanying statement                                  $265,622,666
Unrealized appreciation on foreign currency contracts                                                      205,907
Receivables and other assets:
   Interest, dividends and principal paydowns                                                            5,044,778
   Investments sold                                                                                      4,054,893
   Closed foreign currency contracts                                                                        37,974
   Other                                                                                                    34,944
                                                                                                    --------------
     Total assets                                                                                      275,001,162
                                                                                                    --------------

LIABILITIES
Bank overdraft                                                                                             713,075
Unrealized depreciation on foreign currency contracts                                                       14,350
Options written, at value (premiums received $2,782)—see accompanying statement                              6,262
Payables and other liabilities:
   Investments purchased (including $4,412,780 purchased on a when-issued basis)                         5,952,622
   Closed foreign currency contracts                                                                       249,591
   Trustees’ compensation                                                                                  188,809
   Dividends                                                                                               135,941
   Daily variation on futures contracts                                                                     54,658
   Management and administrative fees                                                                       52,198
   Other                                                                                                   102,634
                                                                                                    --------------
     Total liabilities                                                                                   7,470,140
                                                                                                    --------------
NET ASSETS                                                                                            $267,531,022
                                                                                                    ==============

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                            $    291,161
Additional paid-in capital                                                                             312,129,416
Overdistributed net investment income                                                                      (38,276)
Accumulated net realized loss on investments and foreign currency transactions                         (28,309,344)
Net unrealized depreciation on investments and translation of
  assets and liabilities denominated in foreign currencies                                             (16,541,935)
                                                                                                    --------------
NET ASSETS—applicable to 29,116,068 shares of beneficial interest outstanding                         $267,531,022
                                                                                                    ==============
NET ASSET VALUE PER SHARE                                                                                    $9.19
                                                                                                            ======
See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended April 30, 2000 (Unaudited)
Oppenheimer Multi-Sector Income Trust

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $6,871)                                                  $13,412,437
Dividends (net of foreign withholding taxes of $70)                                                        443,283
                                                                                                     -------------
     Total income                                                                                       13,855,720
                                                                                                     -------------
EXPENSES
Management fees                                                                                            891,178
Administrative fees                                                                                        208,080
Legal, auditing and other professional fees                                                                 30,588
Shareholder reports                                                                                         29,763
Custodian fees and expenses                                                                                 21,302
Accounting service fees                                                                                     12,000
Trustees’ compensation                                                                                       5,804
Other                                                                                                       54,503
                                                                                                     -------------
     Total expenses                                                                                      1,253,218
Less expenses paid indirectly                                                                               (6,539)
                                                                                                     -------------
Net expenses                                                                                             1,246,679
                                                                                                     -------------
NET INVESTMENT INCOME                                                                                   12,609,041
                                                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments                                                                                          (3,947,810)
   Closing of futures contracts                                                                           (958,563)
   Closing and expiration of option contracts written                                                       64,280
   Foreign currency transactions                                                                        (1,458,226)
                                                                                                     -------------
     Net realized loss                                                                                  (6,300,319)
                                                                                                     -------------
Net change in unrealized appreciation or depreciation on:
   Investments                                                                                             555,698
   Translation of assets and liabilities denominated in foreign currencies                              (2,285,372)
                                                                                                     -------------
     Net change                                                                                         (1,729,674)
                                                                                                     -------------
Net realized and unrealized loss                                                                        (8,029,993)
                                                                                                     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $ 4,579,048
                                                                                                     =============
See accompanying Notes to Financial Statements. 23

Statement of Changes in Net Assets
Oppenheimer Multi-Sector Income Trust

                                                                             Six Months Ended
                                                                              April 30, 2000           Year Ended
                                                                                (Unaudited)         October 31, 1999
                                                                             -----------------      ----------------
OPERATIONS
Net investment income                                                           $ 12,609,041          $ 25,280,414
Net realized loss                                                                 (6,300,319)          (14,050,016)
Net change in unrealized appreciation or depreciation                             (1,729,674)            1,481,823
                                                                              --------------        --------------
  Net increase in net assets resulting from operations                             4,579,048            12,712,221
                                                                              --------------        --------------

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                             (12,228,749)          (23,438,435)
                                                                              --------------        --------------

NET ASSETS
Total decrease                                                                    (7,649,701)          (10,726,214)
Beginning of period                                                              275,180,723           285,906,937
                                                                              --------------        --------------
End of period (including overdistributed net investment
  income of $38,276 and $418,568, respectively)                                 $267,531,022          $275,180,723
                                                                              ==============        ==============
See accompanying Notes to Financial Statements.

Financial Highlights
Oppenheimer Multi-Sector Income Trust

                                                    Six Months Ended
                                                     April 30, 2000              Year Ended October 31,
                                                                     -----------------------------------------------
                                                       (Unaudited)   1999      1998      1997       1996      1995
                                                       -----------  ------    ------    ------     ------    ------
PER SHARE OPERATING DATA
Net asset value, beginning of period                     $9.45       $9.82    $10.61    $10.52     $10.14    $10.17
                                                         -----       -----    ------    ------     ------    ------
Income (loss) from investment operations:
  Net investment income                                    .43         .87       .79       .89        .91       .94
  Net realized and unrealized gain (loss)                 (.27)       (.43)     (.75)      .08        .37      (.04)
                                                         -----       -----    ------    ------     ------    ------
    Total income from investment operations                .16         .44       .04       .97       1.28       .90
                                                         -----       -----    ------    ------     ------    ------
Dividend and/or distributions to shareholders:
  Dividends from net investment income                    (.42)       (.81)     (.78)     (.88)      (.90)     (.91)
  Tax return of capital                                      —           —      (.05)        —          —      (.02)
                                                         -----       -----    ------    ------     ------    ------
    Total dividends and/or distributions
      to shareholders                                     (.42)       (.81)     (.83)     (.88)      (.90)     (.93)
                                                         -----       -----    ------    ------     ------    ------
Net asset value, end of period                           $9.19       $9.45    $ 9.82    $10.61     $10.52    $10.14
                                                         =====       =====    ======    ======     ======    ======
Market value, end of period                              $7.56       $8.06    $ 9.38    $10.13     $ 9.88    $10.00
                                                         =====       =====    ======    ======     ======    ======

TOTAL RETURN, AT MARKET VALUE(1)                         (1.95)%     (6.64)%    0.17%    11.40%      7.85%    15.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $267,531    $275,181  $285,907  $308,972   $306,181  $295,128
Average net assets (in thousands)                     $274,631    $285,213  $304,773  $308,712   $298,496  $288,884
Ratios to average net assets:(2)
  Net investment income                                   9.23%       8.86%     7.56%     8.42%      8.87%     9.51%
  Expenses                                                0.92%       1.03%     1.01%(3)  0.99%(3)   1.04%(3)  1.05%(3)
Portfolio turnover rate(4)                                  39%        159%      402%      259%       225%      240%

1. Assumes a $1,000 hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended April 30, 2000 were $98,344,344 and $113,337,307, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Oppenheimer Multi-Sector Income Trust

1. Significant Accounting Policies

Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Trust’s investment objective is to seek high current income consistent with preservation of capital. The Trust’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term “money market type” debt securities with remaining maturities of 60 days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

Structured Notes. The Trust invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes’ volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of April 30, 2000, the market value of these securities comprised 1.35% of the Trust’s net assets and resulted in realized and unrealized losses of $734,238. The Trust also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Truston a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Trust may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Trust maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Trust’s net asset value to the extent the Trust makes such purchases while remaining substantially fully invested. As of April 30, 2000, the Trust had entered into net outstanding when-issued or forward commitments of $4,412,780.

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Trust may enter into mortgage dollar-rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future

Notes to Financial Statements (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

date. The Trust records each dollar-roll as a sale and a new purchase transaction.

Security Credit Risk. The Trust invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Trust may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of April 30, 2000, securities with an aggregate market value of $3,456,829, representing 1.29% of the Trust’s net assets, were in default.

Foreign Currency Translation. The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $21,079,000, which expires between 2003 and 2007.

Trustees’ Compensation. The Trust has adopted an unfunded retirement plan for the Trust’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2000, a credit of $6,177 was made for the Trust’s projected benefit obligations and payments of $7,859 were made to retired trustees, resulting in an accumulated liability of $191,506 as of April 30, 2000.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Trust. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Trust, and will not materially affect the Trust’s assets, liabilities or net investment income per share.

Notes to Financial Statements (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

1. Significant Accounting Policies
(continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other.Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the six months ended April 30, 2000, and the year ended October 31, 1999.

3. Unrealized Gains and Losses on Securities

As of April 30, 2000, net unrealized depreciation on securities and options written of $16,860,613 was composed of gross appreciation of $5,338,193, and gross depreciation of $22,198,806.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of 0.65% on the Trust’s average annual net assets.

Administration Fees. Mitchell Hutchins Asset Management Inc. serves as the Trust’s Administrator. The Trust pays the Administrator an annual fee of 0.20% of the Trust’s average annual net assets. Effective March 11, 2000, Mitchell Hutchins Asset Management Inc. no longer serves as the Trust’s Administrator.

Notes to Financial Statements (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

Accounting Fees. The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

Transfer Agent Fees. Shareholder Financial Services, Inc. (SFSI), a wholly owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Trust may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Trust include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

The Trust may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of April 30, 2000, the Trust had outstanding foreign currency contracts as follows:

                                                                      Valuation
                                                        Contract         as of
                                       Expiration        Amount        April 30,   Unrealized   Unrealized
Contract Description                      Date           (000s)          2000     Appreciation Depreciation
------------------------------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
British Pound Sterling (GBP)               5/18/00       830 (GBP)  $1,298,933   $  7,960      $     —
Euro (EUR)                          5/4/00-5/25/00     6,492 (EUR)   5,926,192    183,445        1,413
Japanese Yen (JPY)                          6/5/00    31,300 (JPY)     291,485     14,502            —
South African Rand (ZAR)                    5/4/00     7,793 (ZAR)   1,148,925          —       12,937
                                                                                 ---------     --------
Total Unrealized Appreciation and Depreciation                                   $205,907      $14,350
                                                                                 =========     ========

Notes to Financial Statements (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

6. Futures Contracts

The Trust may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Trust may also buy or write put or call options on these futures contracts.

The Trust generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Trust may also purchase futures contracts to gain exposureto changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Trust is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Trust each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Trust may recognize a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of April 30, 2000, the Trust had outstanding futures contracts as follows:

                                                                      Valuation
                                                                         as of       Unrealized
                                          Expiration     Number of    April 30,     Appreciation
Contract Description                   Date       Contracts       2000      (Depreciation)
--------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Euro-Bobl                                     6/8/00           43    $4,046,728        $ 20,377
Standard & Poor’s 500                        6/15/00           18     6,570,000         135,000
                                                                                      ---------
                                                                                        155,377
                                                                                      ---------
Contracts to Sell
------------------
Crude Oil                                    5/22/00          110     2,831,400          51,430
Euro-Schatz                                   6/5/00           70     6,520,716          (5,741)
U.S. Treasury Bonds, 10 yr.                  6/21/00           80     7,756,250           6,641
U.S. Treasury Nts., 5 yr.                    6/21/00           64     6,245,000         (20,500)
                                                                                      ---------
                                                                                         31,830
                                                                                      ---------
                                                                                       $187,207
                                                                                      =========

Notes to Financial Statements (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

7. Option Activity

The Trust may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales fora written call option, the purchase cost for a written put option or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended April 30, 2000, was as follows:

                                                                      Call Options
------------------------------------------------------------------------------------------------------
                                                    Number of Options              Amount of Premium
                                                  ---------------------         ----------------------
Options outstanding as of October 31, 1999                     —                  $      —
Options written                                      143,000,000                         14,806
Options closed or expired                           (143,000,000)                       (14,806)
                                                    ------------                       --------
Options outstanding as of April 30, 2000                       —                       $     —
                                                    ============                       ========

                                                                       Put Options
------------------------------------------------------------------------------------------------------
                                                    Number of Options              Amount of Premium
                                                  ---------------------         ----------------------
Options outstanding as of October 31, 1999             3,388,275                       $ 56,100
Options written                                          630,000                          2,782
Options closed or expired                             (3,388,275)                       (56,100)
                                                    ------------                       --------
Options outstanding as of April 30, 2000                 630,000                        $ 2,782
                                                    ============                       ========

Notes to Financial Statements (Unaudited) (Continued)
Oppenheimer Multi-Sector Income Trust

8. Illiquid or Restricted Securities

As of April 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 2000 was $16,243,455, which represents 6.07% of the Trust’s net assets, of which $1,179,850 is considered restricted. Information concerning restricted securities is as follows:

                                                                                Valuation
                                             Acquisition        Cost         per Unit as of
Security                                 Date          per Unit       April 30, 2000
----------------------------------------------------------------------------------------------
Stocks and Warrants
-------------------
Becker Gaming, Inc. Wts., Exp. 11/15/00        11/18/93       $ 2.00            $    —
CGA Group Ltd., Preferred, Series A             6/17/97        25.00             25.00
CGA Group Ltd. Wts., Exp. 6/16/07               6/17/97            —            0.30

Oppenheimer Multi-Sector Income Trust

General Information Concerning the Trust

Oppenheimer Multi-Sector Income Trust (the Trust) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Trust’s secondary investment objective is capital appreciation. In seeking its objectives, the Trust may invest any percentage of its assets in at least three of the following seven fixed income sectors: U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation may be considerations in the allocation of assets among such sectors. The Trust can invest in a number of different kinds of “derivative investments” and can also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. The Trust is not required to invest in any of these types of securities at all times. The investment advisor to the Trust is OppenheimerFunds, Inc. (the Manager).

The Portfolio Managers of the Trust are Arthur Steinmetz and Caleb Wong. Mr. Steinmetz is a Vice President of the Trust and a Senior Vice President of the Advisor and Mr. Wong is an Assistant Vice President of the Advisor. Messrs. Steinmetz and Wong have been the persons principally responsible for the day-to-day management of the Trust’s portfolio since February 1, 1999. Prior to February 1999, Mr. Steinmetz served as a portfolio manager and officer of other Oppenheimer funds. Mr. Wong worked on fixed income quantitative research and risk management for the Advisor since July 1996, prior to which he was enrolled in the Ph.D. program for economics at the University of Chicago. Other members of the Advisor’s fixed income portfolio department, particularly portfolio analysts, traders and other portfolio managers provide the Trust’s Portfolio Managers with support in managing the Trust’s portfolio.

Dividend Reinvestment and Cash Purchase Plan—Pursuant to the Trust’s Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Trust (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Trust will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually, in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant’s account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust’s net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price

Oppenheimer Multi-Sector Income Trust

General Information Concerning the Trust (Continued)

per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than 10 days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant’s account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.

Fractional Shares may either remain in the Participant’s account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days’ prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1.800.647.7374. Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information—The Shares are traded on the NYSE. Daily market prices for the Trust’s shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation “OppenMlti.” The Trust’s NYSE trading symbol is OMS. Weekly net asset value (NAV) and market price information about the Trust is published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron’s, and other newspapers in a table called “Closed-End Bond Funds.

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[BACK COVER PANEL]
Oppenherimer Multi-Sector Income Trust
Officers and Trustees
Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board
of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Arthur P. Steinmetz, Vice President
Caleb Wong, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor
OppenheimerFunds, Inc.

Transfer Agent and Registrar
Shareholder Financial Services, Inc.

Custodian of Portfolio Securities
The Bank of New York

Independent Auditors
KPMG LLP

Legal Counsel
Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors.
This is a copy of a report to shareholders of Oppenheimer Multi-Sector Income Trust. It does not offer for sale or solicit orders to buy any securities.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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